SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers RREEF Global Natural Resources ETF (NRES)
Effective on or about January 27, 2025, for Xtrackers RREEF Global Natural Resources ETF (NRES), the Creation Unit size will change from 25,000 shares to 10,000 shares.
Please Retain This Supplement for Future Reference
January 23, 2025
PROSTKR25-03